Business Combinations	12 Months Ended
Dec. 31, 2017
BUSINESS COMBINATIONS [Abstract]
Business Combinations

6. BUSINESS COMBINATIONS

7Road Transactions

On May 11, 2011, the Group acquired 68.258% of the equity interests of Shenzhen 7Road for fixed cash consideration of approximately $68.26 million, plus additional variable cash consideration of up to a maximum of $32.76 million that is contingent upon the achievement of specified performance milestones through December 31, 2012. Shenzhen 7Road was primarily engaged in Web game operations, through third-party joint operators, and development. The Company began to consolidate Shenzhen 7Road’s financial statements on June 1, 2011. On the acquisition date, the allocation of the consideration of the assets acquired and liabilities assumed based on their fair value was as follows:

As of June 1, 2011 (in thousands)
Cash consideration	$68,258
Contingent consideration	28,051

Total consideration	96,309

Receivables	7,440
Other tangible assets	22,213
Completed game	20,837
Games under development	3,561
Other identifiable intangible assets acquired	986
Goodwill	103,366
Liabilities assumed	(8,983)
Fair value of non-controlling interest and put option	(53,111)

Total	$96,309

The excess of the purchase price over tangible assets and identifiable intangible assets acquired minus liabilities assumed was recorded as goodwill relating to the Online Game segment. The acquired identifiable intangible assets were valued by various approaches, including the income approach and the replacement cost approach, as appropriate.

The fair value of the non-controlling interest in Shenzhen 7Road was determined based primarily on the number of shares held by non-controlling shareholders and the equity value close to the acquisition date, taking into consideration other factors, as appropriate. If Shenzhen 7Road had achieved specified performance milestones and 7Road (after the 7Road Reorganization) did not complete an initial public offering, the non-controlling shareholders would have had the right to put their equity interests in 7Road to the Group at a predetermined price agreed upon at the acquisition date (“the put option”). In accordance with ASC480, the Company measured this non-controlling interest and a put option at their acquisition-date fair value. An independent valuation firm was hired to determine the fair value upon the acquisition date.

The agreement for the acquisition of Shenzhen 7Road included a contingent consideration arrangement that required additional consideration to be paid by the Group based on the financial performance of Shenzhen 7Road over a period through December 31, 2012. The range of the undiscounted amounts the Company could have paid under the contingent consideration provisions of the agreement was between $nil and $32.76 million. The fair value of the contingent consideration recognized on the acquisition date of $28.05 million was estimated by an independent valuation firm, with the income approach applied. There were no indemnification assets involved. As of the end of 2012, 7Road had exceeded the financial performance milestones and as a result changes in fair value of the contingent consideration of $2.2 million were recognized in other expense for the year ended December 31, 2012. Total identifiable intangible assets acquired upon acquisition mainly included a completed game, games under development and other identifiable intangible assets acquired, including non-compete agreement of $179,000 and relationship with operators of $807,000. Games under development were subject to amortization after completion. The completed game and other identifiable intangible assets acquired were amortized over an estimated average weighted useful life of five years. Total goodwill of $103.4 million primarily represented the expected synergies from combining operations of Shenzhen 7Road with those of the Group, which were expected to be complementary to each other. In accordance with ASC350, goodwill was not amortized but was tested for impairment and was not deductible for tax purposes.

On May 1, 2013, Changyou entered into an agreement to acquire all of the ordinary shares of 7Road held by the non-controlling shareholders, representing 28.074% of the outstanding share capital of 7Road, and all of the equity interests in Shenzhen 7Road held by shareholders other than Gamease, for aggregate cash consideration of approximately $78 million. The acquisition closed on June 5, 2013. Effective with the closing, 7Road became an indirect wholly-owned subsidiary of Changyou, and Changyou’s VIE Gamease became the sole shareholder of 7Road’s VIE Shenzhen 7Road.

On August 17, 2015, (i) Changyou’s VIE Gamease completed the sale to Shanghai Yong Chong Investment Center LP, a PRC limited partnership, of all of the equity interests in Shenzhen 7Road, and (ii) Changyou’s wholly-owned subsidiary Changyou HK completed the sale to Supermax Holdings Group Limited, a British Virgin Islands company, of all of the equity capital of Changyou My Sdn. Bhd, a Malaysia company, and Changyou.com (UK) Company Limited, a United Kingdom company, which are engaged in the online game business in Malaysia and the United Kingdom, respectively. The aggregate consideration for these transactions was $205.0 million in cash. In connection with these transactions, a disposal gain of $55.1 million was recognized in other income in Group’s consolidated statements of comprehensive income for the year ended December 31, 2015. The income before tax of the disposal group was $41.1 million and $23.3 million, respectively, for the year ended December 31, 2014 and the period from January 1 to August 17, 2015. The revenue of the disposal group was $89.7 million and $41.0 million, respectively, for the year ended December 31, 2014 and the period from January 1 to August 17, 2015.

Doyo Transactions

In November 2013, the Group acquired 100% of the equity interests in Doyo, a game resources portal, for fixed cash consideration of approximately $6.5 million, and variable cash consideration up to a maximum of $7.3 million, which would be paid if and when Doyo achieved performance milestones set by the agreement. The Company’s management performed with the assistance of a third party valuer a valuation as of the date of acquisition of the variable contingent cash consideration considering the possibility of Doyo’s achieving the milestones, and determined that the fair value was $4.8 million at the time of the acquisition. The Company began to consolidate Doyo’s financial statements commencing with the acquisition.

The allocation of consideration for assets acquired and liabilities assumed based on their historical carrying amounts was as follows:

As of November 29, 2013 (in thousands)
Cash Consideration	$6,521
Contingent Consideration	4,785

Total consideration	11,306

Tangible assets	1,324
Identifiable intangible assets acquired	3,620
Goodwill	7,626
Liabilities assumed	(1,264)

Total	$11,306

Since Doyo was primarily engaged in online advertising and traffic monetization businesses, which had economic characteristics similar to those of the 17173.com Website, Doyo was aggregated into the business associated with the 17173.com Website as a reporting unit of platform channel segment and the excess of the purchase price over the tangible assets and identifiable intangible assets (mainly user base and domain names) acquired reduced by liabilities assumed was recorded as goodwill relating to the business associated with the 17173.com Website. The acquired identifiable intangible assets were valued by various approaches, including the income approach, as appropriate. Total goodwill of $7.6 million primarily represented the expected synergies from combining operations of the Company and Doyo, which management considered to be complementary to each other. In accordance with ASC350, goodwill was not amortized but was tested for impairment and was not deductible for tax purposes.

Changyou’s management reviewed the achievement of performance milestones for Doyo as of December 31, 2014. Doyo’s performance had exceeded the milestone established for the year ended December 31, 2014 and, considering the operations of Doyo as at December 31, 2014, management determined that there was a higher probability of Doyo’s achieving the milestone established for the year ended December 31, 2015 than that there was at the time of the acquisition. As a result, the Company recorded a change in fair value of the contingent consideration of $1.2 million in the consolidated statements of comprehensive income in 2014. As of December 31, 2014, the carrying value of the contingent consideration was $5.9 million.

In October 2015, Changyou’s VIE Guanyou Gamespace sold all of the equity interests of Doyo to a PRC company owned by the former members of the management of Doyo for cash consideration of approximately $2.9 million and forgiveness of contingent consideration payable to former members of the management of Doyo in the amount of $6.0 million. Changyou’s management treated the fact that the total consideration for the sale of Doyo pursuant to the agreement was lower than the carrying value of Doyo’s net assets as an indicator that the goodwill associated with Doyo might be impaired. Accordingly, in September 2015 management performed a goodwill impairment test and recognized goodwill impairment in the amount of $1.9 million and there was no further gain or loss recognized in other income in Group’s consolidated statements of comprehensive income.

Acquisition of RaidCall

In December 2013, the Group acquired 62.5% of the equity interests, on a fully-diluted basis, in TalkTalk for cash consideration of $47.6 million. Of the total consideration, $27.6 million was paid by the Company to the Kalends Group for a portion of the ordinary shares of TalkTalk held by the Kalends Group, and $20 million was injected for newly issued ordinary shares of TalkTalk. See Note 2.e—Acquisition of RaidCall. On the acquisition date, the allocation of the consideration for assets acquired and liabilities assumed based on their fair values was as follows:

As of December 24, 2013 (in thousands)
Cash Consideration	$47,627

Tangible assets	20,016
Identifiable intangible assets acquired	17,888
Goodwill	33,740
Fair value of non-controlling interest	(17,172)
Liabilities assumed	(6,845)

Total	$47,627

The excess of the purchase price over the tangible assets and identifiable intangible assets acquired (consisting primarily of software technology and a domain name) reduced by liabilities assumed was initially recorded as goodwill. The acquired identifiable intangible assets were valued using the income approach. Total goodwill of $33.7 million primarily represented synergies between the Company’s existing online game business and RaidCall that were expected to result from an enhancement of game players’ experience through the Company’s offering of the RaidCall communications tool with the Company’s online games. In December 2014, Changyou’s management concluded that RaidCall was unable to provide the expected synergies with Changyou’s online games business. Accordingly, goodwill impairment and impairment of acquired intangible assets of $33.8 million and $15.3 million, respectively, were charged as of December 31, 2014.

Acquisition of MoboTap

On July 16, 2014, Changyou, through a wholly-owned subsidiary, entered into an investment agreement with MoboTap, MoboTap’s subsidiaries and variable interest entities, and MoboTap’s shareholders pursuant to which Changyou purchased from then existing shareholders of MoboTap at the closing, which took place on July 31, 2014, shares of MoboTap representing 51% of the equity interests in MoboTap on a fully-diluted basis for approximately $91 million in cash. In addition, Changyou has the right to purchase up to 10% of the equity interests in MoboTap from the non-controlling shareholders, at a price of 20% below the IPO price, before a qualified IPO of MoboTap. The Group began to consolidate MoboTap’s financial statements commencing with the closing of the acquisition. On the acquisition date, the allocation of the consideration of the assets acquired and liabilities assumed based on their fair values was as follows (in thousands):

As of July 31, 2014 (in thousands)
Cash consideration	$90,830

Repurchase option	793
Identifiable intangible assets acquired	27,000
Goodwill	113,040
Other assets	6,714
Put option	(298)
Liabilities assumed	(2,995)
Non-controlling interest	(53,424)

Total	$90,830

The acquired identifiable intangible assets represent the Dolphin Browser user base, technology and trademark, the useful lives of which were 2.4 years, 5.4 years and 10.4 years, respectively. The acquired user base was valued using the cost saving approach, and the acquired technology and trademark were valued using the income approach. Goodwill of $113 million was recognized at the time of the Company’s acquisition of MoboTap.

Based on an assessment of MoboTap’s financial performance conducted in connection with the acquisition, MoboTap was not considered material to the Group. Thus the Group’s management concluded that the presentation of pro forma financial information with respect to the results of operations of the Group including the acquired MoboTap was not necessary.

In accordance with ASC 350, goodwill is not amortized but is tested for impairment and is not deductible for tax purposes. In the year ended December 31, 2015, the financial performance of MoboTap was below original expectations, and Changyou’s management concluded that the Dolphin Browser was unable to provide expected synergies with Changyou’s platform channel business, and accordingly performed a goodwill impairment test using the net present value method for the goodwill generated in the acquisition of MoboTap. As a result, Changyou recorded $29.6 million and $8.9 million, respectively, in goodwill and intangible assets impairment losses.

In 2016, the Company’s Board of Directors approved the disposal of the 51% equity interest in MoboTap held by the Group. As of December 31, 2016, the Company was negotiating with a potential buyer on the terms of the disposal. Accordingly, the assets and liabilities attributable to MoboTap are classified as assets and liabilities held for sale and measured at the lower of their carrying amounts or their fair value less cost to sell, in the Company’s consolidated balance sheet as of December 31, 2016.

In the first quarter of 2017, the Company’s management determined that the disposal was unlikely to be completed within one year due to the suspension of negotiations with the potential buyer. As a result, the assets held for sale and liabilities held for sale related to MoboTap were reclassified as assets and liabilities held for use and measured at the carrying value before MoboTap was classified as held for sale, adjusted for any depreciation and amortization expense that would have been recognized had the assets and liabilities been continuously classified as held for use.

In the third quarter of 2017, due to enhanced restrictions the Chinese regulatory authorities imposed on card and board games, some of the Company’s key distribution partners informed the Company that they had decided to stop the distribution and promotion of card and board games, which had an adverse impact on MoboTap’s current performance, and also increased uncertainty with respect to its future operations and cash flow. As a result, the Company’s management determined that it was unlikely for MoboTap to gain users and grow its online card and board games revenues in China. Management performed an impairment test in the third quarter of 2017 using the discounted cash flow method, and impairment charges of $86.9 million were recognized to reflect the fair value of the MoboTap business, of which an $83.5 million impairment loss was recognized for goodwill and a $3.4 million impairment loss was recognized for intangible assets.